                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated July 5, 2001, in the Registration Statement (Form S-1) of ExpressJet Holdings, Inc. dated July 10, 2001.

                                                             Ernst & Young LLP

Houston, Texas

The foregoing consent is in the form that will be signed upon the completion of the recapitalization described in Note 11 to the consolidated financial statements.

                                                         /s/ Ernst & Young, LLP
Houston, Texas
July 9, 2001